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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 18, 2003 relating to the financial statements and financial statement schedule of North American Scientific, Inc., which appears in North American Scientific, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2003.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
June    , 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM